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EXHIBIT 32.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Vaso Active Pharmaceuticals, Inc. (the "Company") on Form 10-QSB for the three month period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph Frattaroli, Acting Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 22, 2005

By: /s/ Joseph Frattaroli
Acting Chief Executive Officer (principal executive officer)
Chief Financial Officer (principal financial officer)



         This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.